Exhibit 99.1

Letter of Transmittal

Offer to Exchange Up to 1,451,158 Shares of Common Stock
of
AMERICAN INDEPENDENCE CORP.
for
Shares of Independence Holding Company Common Stock
by
INDEPENDENCE HOLDING COMPANY
at an Exchange Ratio of One Share of American Independence Corp. Common Stock for
0.667 Shares of Independence Holding Company Common Stock

Pursuant to the Prospectus dated                   , 2011

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
, 2011, UNLESS THE OFFER IS EXTENDED.

The exchange agent for the offer is:

Broadridge Corporate Issuer Solutions, Inc.

By Mail:	By Facsimile Transmission	By Hand:
Broadridge Corporate Issuer	(for eligible institutions only):	Broadridge Corporate Issuer
Solutions, Inc.		Solutions, Inc.
Attn: Corporate Actions	(610) 649-7302	Attn: Corporate Actions
44 W. Lancaster Ave	To Confirm Via Phone:	44 W. Lancaster Ave
Ardmore, PA 19003	(for eligible institutions only):	Ardmore, PA 19003
(800) 733-1121

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE PROSPECTUS AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))	Shares Tendered (Attach additional list if necessary)
Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by stockholders tendering by book-entry transfer.

**	Unless otherwise indicated, it will be assumed that all AMIC Shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

 IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED, SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an agent’s message (as defined in the Prospectus) is utilized, if delivery of AMIC Shares (as defined below) is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.”

Holders of outstanding shares of common stock (the “AMIC Shares”) of American Independence Corp. (“AMIC”) whose certificates for such AMIC Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date (as defined in the Prospectus), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their AMIC Shares according to the guaranteed delivery procedure set forth in the Prospectus under the caption “The Offer—Guaranteed Delivery.” See Instruction 2.  Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

LOST CERTIFICATES

☐
CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED.  I UNDERSTAND THAT I MUST CONTACT AMIC’S TRANSFER AGENT, BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC., AT (800) 733-1121 TO OBTAIN INSTRUCTIONS FOR REPLACING MUTILATED, LOST, STOLEN OR DESTROYED SHARE CERTIFICATES.  SEE INSTRUCTION 9.

☐

TENDER OF SHARES

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Independence Holding Company, a Delaware corporation (“IHC”), the above-described shares of common stock (the “AMIC Shares”) of American Independence Corp., a Delaware corporation (“AMIC”), pursuant to IHC’s offer to exchange up to 1,451,158 AMIC Shares at an exchange ratio of one AMIC Share for 0.667 shares of common stock, stated value $1.00 per share, of IHC (“IHC Shares”), upon the terms and subject to the conditions set forth in the Prospectus, dated                  , 2011 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”).  The undersigned understands that IHC reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase AMIC Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve IHC of its obligations under the Offer or prejudice the undersigned’s rights to receive IHC Shares for AMIC Shares validly tendered and accepted for exchange.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the AMIC Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, IHC all right, title and interest in and to all of the AMIC Shares that are being tendered hereby and which are accepted for exchange (and any and all dividends, distributions, rights, other AMIC Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, a “Distribution”)) and appoints Broadridge Corporate Issuer Solutions, Inc. (the “Exchange Agent”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such AMIC Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such AMIC Shares (and any Distribution), or transfer ownership of such AMIC Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of IHC, (ii) present such AMIC Shares (and any Distribution) for transfer on the books of AMIC and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such AMIC Shares (and any Distribution), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints designees of IHC as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the AMIC Shares tendered hereby which have been accepted for exchange by IHC prior to the time of any vote or other action (and any Distribution), at any meeting of stockholders of AMIC (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise.  This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such AMIC Shares by IHC in accordance with the terms of the Offer.  Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such AMIC Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the AMIC Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by IHC, IHC will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.  The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or IHC to be necessary or desirable to complete the sale, assignment and transfer of the AMIC Shares tendered hereby (and any Distribution).  In addition, the undersigned shall promptly remit and transfer to the Exchange Agent for the account of IHC any Distribution in respect of the AMIC Shares tendered hereby and accepted for exchange, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, IHC shall be entitled to all rights and privileges as owner of any such Distribution and may withhold IHC Shares payable pursuant to the Offer or deduct from the IHC Shares the amount or value thereof, as determined by IHC in its sole discretion.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of AMIC Shares pursuant to any one of the procedures described in the Prospectus under the caption “The Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and IHC upon the terms and subject to the conditions of the Offer.  The undersigned recognizes that under certain circumstances set forth in the Prospectus IHC may not be required to accept for exchange any of the AMIC Shares tendered hereby.

The undersigned understands that the delivery and surrender of AMIC Shares that the undersigned has tendered is not effective, and the risk of loss of AMIC Shares does not pass to the Exchange Agent, until the Exchange Agent receives the Letter of Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus in the section entitled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of AMIC Shares, together with all accompanying evidences of authority in form satisfactory to IHC and any other required documents.  THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF AMIC SHARES WILL BE DETERMINED BY IHC IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING AMIC STOCKHOLDERS TO THE FULLEST EXTENT PERMITTED BY LAW.  The undersigned also understands that no tender of AMIC Shares is valid until all defects and irregularities in tenders of AMIC Shares have been cured or waived and that neither IHC nor the Exchange Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any AMIC Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the IHC Shares and a check for any cash payable in lieu of fractional IHC Shares, and return any AMIC Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of AMIC Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility).  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the IHC Shares and a check for any cash payable in lieu of fractional IHC Shares and any certificates for AMIC Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the IHC and a check for any cash payable in lieu of fractional IHC Shares and return any AMIC Shares not tendered or not accepted for exchange in the name(s) of, and mail said check and any certificates to, the person(s) so indicated.  The undersigned recognizes that IHC has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any AMIC Shares from the name of the registered holder(s) thereof if IHC does not accept for exchange any of the AMIC Shares so tendered.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the IHC Shares and the check for any cash payable in the Offer in lieu of fractional IHC Shares (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for AMIC Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.

Issue:              ☐   Check                      ☐   Certificates to:

Name:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the IHC Shares and the check for any cash payable in the Offer in lieu of fractional IHC Shares (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for AMIC Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail:              ☐   Check                      ☐   Certificates to:
Name:

(Please Print)	(Please Print)
Address:	Address:

(Zip Code)	(Zip Code)

(Taxpayer Identification No.)	(Taxpayer Identification No.)

(Account Number)

IMPORTANT—SIGN HERE

(Also Complete IRS Form W-9 Included Herein)

(Signature(s) of Stockholder(s))

Dated

Name(s)
(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If Required - See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY
FINANCIAL INSTITUTIONS:  PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

Title
(Please Print)

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone Number

Dated

 Instructions
Forming Part of the Terms and Conditions of the Offer

1.           Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”).  Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of AMIC Shares) of the AMIC Shares tendered herewith and such holder(s) has not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such AMIC Shares are tendered for the account of an Eligible Institution.  See Instruction 5.

2.           Delivery of Letter of Transmittal and Shares.  This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an agent’s message is utilized, if deliveries of AMIC Shares are to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.” Share Certificates for all physically delivered AMIC Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all AMIC Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal prior to the expiration date (as defined in the Prospectus).  Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their AMIC Shares pursuant to the guaranteed delivery procedure described the Prospectus under the caption “The Offer—Guaranteed Delivery.” Pursuant to such procedure:  (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by IHC must be received by the Exchange Agent prior to the expiration date; and (c) Share Certificates for all tendered AMIC Shares, in proper form for transfer, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all AMIC Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), or an agent’s message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three trading days of the date of execution of such Notice of Guaranteed Delivery, as provided in the Prospectus under the caption “The Offer—Guaranteed Delivery.”

THE METHOD OF DELIVERY OF AMIC SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.  IF SHARE CERTIFICATES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.  IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL SHARES WILL BE PURCHASED.  BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING STOCKHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR EXCHANGE OF THE AMIC SHARES.

3.           Inadequate Space.  If the space provided herein is inadequate, the Share Certificate numbers, the number of AMIC Shares evidenced by such Share Certificates and the number of AMIC Shares tendered should be listed on a separate schedule attached hereto and signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4.           Partial Tenders (not applicable to stockholders who tender by book-entry transfer).  If fewer than all the AMIC Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of AMIC Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the AMIC Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly following the expiration or termination of the Offer.  All AMIC Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.           Signatures on Letter of Transmittal; Stock Powers and Endorsements.  If this Letter of Transmittal is signed by the registered holder(s) of the AMIC Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the AMIC Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the AMIC Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the AMIC Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless the IHC Shares, a check for any cash payable in lieu of fractional IHC Shares or AMIC Shares not tendered or not accepted for exchange are to be issued in the name of any person other than the registered holder(s).  Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the AMIC Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such AMIC Shares.  Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to IHC of the authority of such person so to act must be submitted.  Proper evidence of authority includes a power of attorney, a letter of testamentary, a letter of appointment or a corporate resolution.

6.           Stock Transfer Taxes.  IHC will pay any stock transfer taxes with respect to the sale and transfer of any AMIC Shares to it or its order pursuant to the Offer.  If, however, the IHC Shares, a check for any cash payable in lieu of fractional IHC Shares or AMIC Shares not tendered or not accepted for exchange, are to be issued in the name of any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of AMIC Shares to IHC pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price payable pursuant to the Offer unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.           Special Issuance and Delivery Instructions.  If certificates for IHC Shares and a check for any cash payable in lieu of fractional IHC Shares are to be issued, or any AMIC Shares not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the certificates for IHC Shares and a check for any cash payable in lieu of fractional IHC Shares, or any certificates for AMIC Shares not tendered or not accepted for exchange, are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.  Stockholders tendering AMIC Shares by book-entry transfer may request that AMIC Shares not exchanged be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such AMIC Shares not exchanged will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.            IRS Form W-9.  Under U.S. federal income tax law, the Exchange Agent may be required to withhold, as back-up withholding, a portion of the amount of any payments made to certain stockholders pursuant to the Offer.  To avoid such backup withholding, each tendering stockholder must provide the Exchange Agent with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the IRS Form W-9.  In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual.  If the Exchange Agent is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service.  For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if AMIC Shares are held in more than one name), consult the enclosed instructions for completing the IRS Form W-9 included with such form.

Certain stockholders (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements.  Exempt stockholders should indicate their exempt status on IRS Form W-9.  To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status.  Such Forms can be obtained from the Exchange Agent.

Failure to complete the IRS Form W-9 will not, by itself, cause AMIC Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Offer.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.  NOTE:  FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.  PLEASE REVIEW THE INSTRUCTIONS INCLUDED WITH THE IRS FORM W-9 FOR ADDITIONAL DETAILS.

9.           Mutilated, Lost, Stolen or Destroyed Certificates.  Holders of Share Certificates that have been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact AMIC’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., immediately by calling (800) 733-1121.  AMIC’s transfer agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates.  The holder may also be required to give AMIC a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed.  This Letter of Transmittal and related documents cannot be processed until the mutilated, lost, stolen or destroyed certificates have been replaced and the replacement certificates have been delivered to the Exchange Agent in accordance with the instructions contained in this Letter of Transmittal.  However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

10.         Waiver of Conditions.  To the extent legally permissible, the conditions of the Offer may be waived, in whole or in part, by IHC, in its reasonable discretion, at any time and from time to time, in the case of any AMIC Shares tendered.

11.         Questions or Requests for Assistance or Additional Copies.  Questions or requests for assistance may be directed to the Information Agent at its address and telephone numbers set forth below.  Additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the IRS Form W-9 may be obtained from the Information Agent at its address and telephone numbers set forth below.  Holders of AMIC Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

12.         Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of AMIC Shares will be determined by IHC in its sole discretion, and IHC’s determinations shall be final and binding to the fullest extent permitted by law.  IHC reserves the absolute right to reject any and all tenders of AMIC Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of IHC’s counsel, be unlawful.  IHC also reserves the absolute right to waive any defect or irregularity in the tender of any AMIC Shares.  No tender of AMIC Shares will be deemed to be properly made until all defects and irregularities in tenders of AMIC Shares have been cured or waived.  None of IHC, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of AMIC Shares and none of them will incur any liability for failure to give any such notice.  IHC’s interpretation of the terms and conditions of the Offer, including this Letter of Transmittal, will be final and binding to the fullest extent permitted by law.

IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Any questions or requests for assistance may be directed to the Information Agent at its address or telephone numbers set forth below.  Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below.  Holders of AMIC Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

MORROW & CO., LLC

470 West Avenue
Stamford, CT 06902

E-mail:  amic.info@morrowco.com

Banks and Brokerage Firms Call:  (800) 662-5200

Stockholders Please Call:  (800) 607-0088

Print or type See Specific Instructions on page 2.
Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.
Name (as shown on your income tax return)
Business name, if different from above

Check appropriate box:  ☐ Individual/sole proprietor     ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregard entity, C=corporation, P=partnership) ▶. . . . . .
☐ Other (see instructions) ▶
☐ Exempt payee
Address (number, street, and apt or suite no.)	Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or
Employer identification number

Part II	Certification
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev 10-2007)	Page 14

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.	Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.	Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien,

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

• An estate (other than a foreign estate), or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Form W-9 (Rev 10-2007)	Page 15

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.

For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Form W-9 (Rev 10-2007)	Page 16

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,0001	Generally, exempt payees 1 through 7
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev 10-2007)	Page 17

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number to Give the Requester
For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account1
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor2
4.	a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee1 The actual owner1
5.	Sole proprietorship or disregarded entity owned by an individual	The owner3
For this type of account:		Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity4
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state o local government, school district, or prison) that receives agricultural program payments	The public entity

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).

Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Cat. No. 10231X	Form W-9 (Rev. 10-2007)